CorEnergy Announces Third Quarter 2017 Results
KANSAS CITY, MO - November 1, 2017 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results for the third quarter, ended September 30, 2017.
Third Quarter Performance Summary
Third quarter financial highlights are as follows:

	For the Three Months Ended
	September 30, 2017
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$6,780,409	$0.57	$0.57
NAREIT Funds from Operations (NAREIT FFO)[1]	$12,192,731	$1.02	$0.94
Funds From Operations (FFO)[1]	$11,471,031	$0.96	$0.89
Adjusted Funds From Operations (AFFO)[1]	$11,896,606	$1.00	$0.90
Dividends Declared to Common Stockholders		$0.75
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.

Recent Developments

•	Declared common stock dividend of $0.75 per share ($3.00 annualized) for the third quarter 2017, in line with the previous eight quarterly dividends

•	Received first variable rent payments under the Pinedale LGS lease

•	Portland Terminal tenant, Arc Logistics, announced acquisition by Zenith Energy U.S., LP

“Ultra Petroleum’s success in increasing production, following its bankruptcy, has generated volumes above our threshold for participating rents. This further supports our conviction in the prolific Pinedale field and our mission critical gathering system,” said CorEnergy CEO Dave Schulte. “Our team is assessing several high-quality acquisition opportunities that fit our portfolio criteria and which we believe could achieve long-term value for our shareholders. We have repositioned our balance sheet this year and have over $145 million of liquidity to execute a transaction efficiently.”
Dividend Declaration
Common Stock: A third quarter 2017 dividend of $0.75 per share (or $3.00 per share annualized) was declared for CorEnergy’s common stock. The dividend is payable on November 30, 2017, to shareholders of record on November 15, 2017.
Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared for the third quarter. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, is payable on November 30, 2017, to shareholders of record on November 15, 2017.
Portfolio Update
Portland Terminal & Lightfoot Partners: On August 29, 2017, the parent company of our Portland Terminal tenant, Arc Logistics, announced its definitive agreement to be acquired by Zenith Energy U.S., LP. The merger is targeted to close by February 7, 2018. It is not clear whether the proposed merger will have an impact on the Portland Terminal Lease.
In connection with the acquisition, units of Lightfoot Capital Partners LP and GP will also be purchased by Zenith Energy. CorEnergy owns approximately 6.6% of the LP and 1.5% of the GP. Accordingly, we will receive our pro-rata share of the proceeds upon the closing of the transaction. As of September 30, 2017, the fair value of CorEnergy’s interest in the Lightfoot entities was $10.5 million, based on the proposed transaction terms. This value is contingent upon the outcome of the Gulf LNG litigation and includes a required reinvestment in the ownership of Arc Terminal Joliet Holdings.
Grand Isle Gathering System: Energy XXI Gulf Coast announced that no significant damage was incurred as a result of Hurricane Harvey or Hurricane Nate. However, in preparation for and during the course of the storms, production was shut in by both EXXI and third-party operators, primarily in the western region for Hurricane Harvey and in all fields for Hurricane Nate. Fields served by the GIGS are located primarily in the central region of EXXI operations.
Pinedale Liquids Gathering System: CorEnergy received variable rent payments for the utilization of the Pinedale LGS by Ultra Petroleum. The payments were not material, but this is the first occurrence of volumes reaching thresholds, above which payments in addition to base rents are generated.

Outlook
CorEnergy believes acquisitions enhance the stability of its operations, reducing risk to existing stockholders, because of the diversification benefits and added potential for dividend growth. The Company is evaluating a broad set of infrastructure opportunities and targets transacting on one to two acquisitions per year, with a target range of $50 to $250 million per project. CorEnergy intends to finance these acquisitions through the use of capacity on its revolver, partnerships with co-investors, portfolio level debt, and, if beneficial to existing stockholders, prudent preferred and/or common equity issuances. There can be no assurance that any of these acquisition opportunities will result in consummated transactions.
CorEnergy intends to continue paying quarterly dividends of $0.75 per share ($3.00 annualized). The Company targets revenue growth of 1-3% annually from existing contracts through inflation-based and participating rent adjustments and additional growth from acquisitions. Dependent upon the level of revenue growth achieved, CorEnergy will assess its ability to responsibly grow its dividend above current levels.
Third Quarter 2017 Earnings Conference Call
CorEnergy will host a conference call on Thursday, November 2, 2017, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 1:00 p.m. Central Time on December 2, 2017 by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 21908. A replay of the conference call will also be available on the Company’s website.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.

Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus (gain) loss on extinguishment of debt, provision for loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligation, income tax expense (benefit) unrelated to securities investments, non-cash costs associated with derivative instruments, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

Consolidated Balance Sheets

	September 30, 2017	December 31, 2016
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $67,171,667 and $52,219,717	$474,306,419	$489,258,369
Property and equipment, net of accumulated depreciation of $11,803,423 and $9,292,712	113,943,021	116,412,806
Financing notes and related accrued interest receivable, net of reserve of $4,100,000 and $4,100,000	1,500,000	1,500,000
Other equity securities, at fair value	10,457,982	9,287,209
Cash and cash equivalents	15,533,509	7,895,084
Deferred rent receivable	20,260,686	14,876,782
Accounts and other receivables	3,853,572	4,538,884
Deferred costs, net of accumulated amortization of $457,277 and $2,261,151	3,657,017	3,132,050
Prepaid expenses and other assets	815,458	354,230
Deferred tax asset, net	1,892,611	1,758,289
Goodwill	1,718,868	1,718,868
Total Assets	$647,939,143	$650,732,571
Liabilities and Equity
Secured credit facilities, net (including $7,534,177 and $8,860,577 with related party)	$17,534,177	$89,387,985
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,164,715 and $2,755,105	111,835,285	111,244,895
Asset retirement obligation	12,375,105	11,882,943
Accounts payable and other accrued liabilities	4,634,946	2,416,283
Management fees payable	1,761,756	1,735,024
Unearned revenue	543,050	155,961
Total Liabilities	$148,684,319	$216,823,091
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $130,000,000 and $56,250,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 52,000 and 22,500 issued and outstanding at September 30, 2017 and December 31, 2016, respectively	$130,000,000	$56,250,000
Capital stock, non-convertible, $0.001 par value; 11,909,244 and 11,886,216 shares issued and outstanding at September 30, 2017 and December 31, 2016 (100,000,000 shares authorized)	11,909	11,886
Additional paid-in capital	341,678,080	350,217,746
Accumulated other comprehensive loss	(2,180)	(11,196)
Total CorEnergy Equity	471,687,809	406,468,436
Non-controlling interest	27,567,015	27,441,044
Total Equity	499,254,824	433,909,480
Total Liabilities and Equity	$647,939,143	$650,732,571

Consolidated Statements of Income and Comprehensive Income (Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Revenue
Lease revenue	$17,173,676	$16,996,155	$51,290,294	$50,988,299
Transportation and distribution revenue	5,270,628	5,119,330	15,056,998	15,283,461
Financing revenue	—	—	—	162,344
Total Revenue	22,444,304	22,115,485	66,347,292	66,434,104
Expenses
Transportation and distribution expenses	2,384,182	1,482,161	5,082,732	4,222,792
General and administrative	2,632,546	3,021,869	8,252,125	9,084,961
Depreciation, amortization and ARO accretion expense	6,017,664	5,744,266	18,029,567	16,778,109
Provision for loan loss and disposition	—	—	—	5,014,466
Total Expenses	11,034,392	10,248,296	31,364,424	35,100,328
Operating Income	$11,409,912	$11,867,189	$34,982,868	$31,333,776
Other Income (Expense)
Net distributions and dividend income	$213,040	$277,523	$477,942	$867,265
Net realized and unrealized gain on other equity securities	1,340,197	1,430,858	1,410,623	1,001,771
Interest expense	(2,928,036)	(3,520,856)	(9,585,270)	(10,987,677)
Loss on extinguishment of debt	(234,433)	—	(234,433)	—
Total Other Expense	(1,609,232)	(1,812,475)	(7,931,138)	(9,118,641)
Income before income taxes	9,800,680	10,054,714	27,051,730	22,215,135
Taxes
Current tax expense (benefit)	65,131	95,125	89,022	(378,954)
Deferred tax expense (benefit)	126,440	388,027	(134,322)	17,418
Income tax expense (benefit), net	191,571	483,152	(45,300)	(361,536)
Net Income	9,609,109	9,571,562	27,097,030	22,576,671
Less: Net Income attributable to non-controlling interest	431,825	340,377	1,250,096	999,838
Net Income attributable to CorEnergy Stockholders	$9,177,284	$9,231,185	$25,846,934	$21,576,833
Preferred dividend requirements	2,396,875	1,037,109	5,557,113	3,111,327
Net Income attributable to Common Stockholders	$6,780,409	$8,194,076	$20,289,821	$18,465,506

Net Income	$9,609,109	$9,571,562	$27,097,030	$22,576,671
Other comprehensive income (loss):
Changes in fair value of qualifying hedges / AOCI attributable to CorEnergy stockholders	3,038	3,039	9,016	(205,032)
Changes in fair value of qualifying hedges / AOCI attributable to non-controlling interest	710	710	2,106	(47,937)
Net Change in Other Comprehensive Income (Loss)	$3,748	$3,749	$11,122	$(252,969)
Total Comprehensive Income	9,612,857	9,575,311	27,108,152	22,323,702
Less: Comprehensive income attributable to non-controlling interest	432,535	341,087	1,252,202	951,901
Comprehensive Income attributable to CorEnergy Stockholders	$9,180,322	$9,234,224	$25,855,950	$21,371,801
Earnings Per Common Share:
Basic	$0.57	$0.69	$1.71	$1.55
Diluted	$0.57	$0.68	$1.71	$1.55
Weighted Average Shares of Common Stock Outstanding:
Basic	11,904,933	11,872,729	11,896,803	11,909,431
Diluted	11,904,933	15,327,274	11,896,803	11,909,431
Dividends declared per share	$0.750	$0.750	$2.250	$2.250

Consolidated Statements of Cash Flows (Unaudited)
	For the Nine Months Ended
	September 30, 2017	September 30, 2016
Operating Activities
Net Income	$27,097,030	$22,576,671
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(134,322)	17,418
Depreciation, amortization and ARO accretion	19,350,053	18,334,719
Provision for loan loss	—	5,014,466
Loss on extinguishment of debt	234,433	—
Non-cash settlement of accounts payable	(221,609)	—
Loss on sale of equipment	4,203	—
Gain on repurchase of convertible debt	—	(71,702)
Net distributions and dividend income, including recharacterization of income	148,649	(117,004)
Net realized and unrealized gain on other equity securities	(1,410,623)	(1,001,771)
Unrealized loss (gain) on derivative contract	13,154	(105,567)
Common stock issued under directors compensation plan	67,500	60,000
Changes in assets and liabilities:
Increase in deferred rent receivable	(5,383,904)	(6,564,143)
Decrease in accounts and other receivables	685,312	1,130,115
Decrease in financing note accrued interest receivable	—	95,114
(Increase) decrease in prepaid expenses and other assets	(105,866)	49,227
Increase (decrease) in management fee payable	26,732	(20,148)
Increase in accounts payable and other accrued liabilities	2,437,100	1,913,875
Increase in unearned revenue	29,695	343,295
Net cash provided by operating activities	$42,837,537	$41,654,565
Investing Activities
Proceeds from assets and liabilities held for sale	—	644,934
Purchases of property and equipment, net	(50,924)	(475,581)
Proceeds from asset foreclosure and sale	—	223,451
Increase in financing notes receivable	—	(202,000)
Return of capital on distributions received	91,201	3,393
Net cash provided by investing activities	$40,277	$194,197
Financing Activities
Debt financing costs	(1,342,681)	(193,000)
Net offering proceeds on Series A preferred stock	71,161,531	—
Repurchases of common stock	—	(2,041,851)
Repurchases of convertible debt	—	(899,960)
Dividends paid on Series A preferred stock	(5,830,859)	(3,111,327)
Dividends paid on common stock	(26,034,749)	(26,311,075)
Distributions to non-controlling interest	(1,126,231)	—
Advances on revolving line of credit	10,000,000	44,000,000
Payments on revolving line of credit	(44,000,000)	—
Principal payments on secured credit facilities	(38,066,400)	(57,802,535)
Net cash used in financing activities	$(35,239,389)	$(46,359,748)
Net Change in Cash and Cash Equivalents	$7,638,425	$(4,510,986)
Cash and Cash Equivalents at beginning of period	7,895,084	14,618,740
Cash and Cash Equivalents at end of period	$15,533,509	$10,107,754

	For the Nine Months Ended
	September 30, 2017	September 30, 2016
Supplemental Disclosure of Cash Flow Information
Interest paid	$6,301,929	$7,829,619
Income taxes paid (net of refunds)	197,202	42,200

Non-Cash Investing Activities
Change in accounts and other receivables	$—	$(450,000)
Net change in Assets Held for Sale, Property and equipment, Prepaid expenses and other assets, Accounts payable and other accrued liabilities and Liabilities held for sale	—	(1,776,549)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$727,518	$494,251

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended		For the Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net Income attributable to CorEnergy Stockholders	$9,177,284	$9,231,185	$25,846,934	$21,576,833
Less:
Preferred Dividend Requirements	2,396,875	1,037,109	5,557,113	3,111,327
Net Income attributable to Common Stockholders	$6,780,409	$8,194,076	$20,289,821	$18,465,506
Add:
Depreciation	5,823,777	5,537,179	17,468,456	16,166,599
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	411,455	411,455	1,234,365	1,234,365
NAREIT funds from operations (NAREIT FFO)	$12,192,731	$13,319,800	$36,523,912	$33,397,740
Add:
Distributions received from investment securities	242,412	278,782	717,791	753,655
Income tax expense from investment securities	589,125	645,083	703,987	703,211
Less:
Net distributions and dividend income	213,040	277,523	477,942	867,265
Net realized and unrealized gain on other equity securities	1,340,197	1,430,858	1,410,623	1,001,771
Funds from operations adjusted for securities investments (FFO)	$11,471,031	$12,535,284	$36,057,125	$32,985,570
Add:
Loss on extinguishment of debt	234,433	—	234,433	—
Provision for loan losses, net of tax	—	—	—	4,409,359
Transaction costs	35,822	33,984	505,873	71,899
Amortization of debt issuance costs	382,745	469,004	1,320,487	1,556,607
Amortization of deferred lease costs	22,983	22,983	68,949	68,949
Accretion of asset retirement obligation	170,904	184,104	492,162	542,561
Unrealized (gain) loss associated with derivative instruments	29,608	(60,513)	13,155	(2,818)
Less:
Non-cash settlement of accounts payable	50,000	—	221,609	—
Income tax benefit	397,554	161,931	749,287	459,640
Non-Controlling Interest attributable to AFFO reconciling items	3,366	(10,715)	10,075	35,153
Adjusted funds from operations (AFFO)	$11,896,606	$13,033,630	$37,711,213	$39,137,334

Weighted Average Shares of Common Stock Outstanding:
Basic	11,904,933	11,872,729	11,896,803	11,909,431
Diluted	15,359,479	15,327,274	15,351,348	15,379,792
NAREIT FFO attributable to Common Stockholders
Basic	$1.02	$1.12	$3.07	$2.80
Diluted (1)	$0.94	$1.01	$2.81	$2.60
FFO attributable to Common Stockholders
Basic	$0.96	$1.06	$3.03	$2.77
Diluted (1)	$0.89	$0.96	$2.78	$2.57
AFFO attributable to Common Stockholders
Basic	$1.00	$1.10	$3.17	$3.29
Diluted (2)	$0.90	$0.98	$2.85	$2.94
(1) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization.
(2) Diluted per share calculations include a dilutive adjustment for convertible note interest expense.